Investments - Schedule of Deconsolidation of Subsidiary (Detail) - iSNOB Holding Limited ¥ in Thousands	Oct. 31, 2017 CNY (¥)
Effects of Deconsolidation of Subsidiaries [Line Items]
Receivables of the Company due from iSNOB as of October 31, 2017	¥ 1,968
Proportionate share of iSNOB's net assets as of October 31, 2017	1,250
Cash consideration	1,190
Total consideration	4,408
Fair value of investment in iSNOB	18,000
Gain from investments, net	¥ 13,592